PBF Energy (NYSE: PBF) Acquisition of ExxonMobil’s Torrance Refinery October 1, 2015

2 Safe Harbor Statement Statements in this presentation relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, the company’s expectations with respect to timing of the completion of the proposed acquisitions; the acquisition highlights and financial overviews, including the impact on the company’s earnings; the company’s post-acquisition plans, objectives, expectations and intentions with respect to future earnings and operations, including with respect to any MLP-qualifying assets; the company’s plans for financing the proposed acquisitions; and the conditions to the closing of the proposed acquisitions and the possibility that the proposed acquisitions will not close. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the company's control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks described above, and the risks disclosed in the company’s 2014 Annual Report on Form 10-K and quarterly reports on Form 10-Q and other filings with the SEC. All forward-looking statements speak only as of the date hereof. The company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

3 Acquisition Highlights  Further demonstrates PBF’s growth and diversification strategies  Announced acquisitions of Torrance and Chalmette refineries represent 60% increase in refining capacity above current levels  Provides geographic diversification into PADD 5  Immediately accretive to earnings  Strong logistics connectivity for raw material sourcing and product distribution  Provides expanded commercial arena and optimization opportunities  ExxonMobil has made significant investments in the refinery over the last five years, and over the last year has:  Completed major turnarounds of the Fluid Catalytic Cracking, Alky and related units  All repairs to Electrostatic Precipitator to be completed by ExxonMobil  Scale and diversification opportunity for potential transactions with PBFX  Acquisition includes sophisticated Southern California logistics system

4 Transaction Overview  Assets to be acquired include:  155,000 bpd Torrance Refinery, Nelson Complexity Index 14.9  High-conversion refinery with the ability to process low API, high TAN and high Sulfur crudes  Multiple crude and product pipelines  Two product terminals  ~8.6 million barrel shell capacity crude oil and product storage facilities  Experienced organization with well-trained operators and technical depth  Market-based crude supply and product off-take agreements  Expected to close Q2-2016

5 Financial Overview  $537.5 million purchase price for Torrance Refinery and associated logistics assets  Purchase funded with a combination of cash, debt and equity  Net working capital of approximately $200 million, based on $50 per barrel crude oil  Immediately accretive transaction  Expected to add ~$360 million of annual EBITDA

PBF's Growing Logistics Drop-Down Inventory

- Addition of Torrance related logistics assets increases drop-down EBITDA inventory by more than $50 million to $280 million
- Backlog increase bolsters 15% distribution growth CAGR for PBF Logistics

Asset	Service	Description
M-1, M-55 and M-70 Pipelines and pump stations	Crude gathering and logistics	Direct connection to San Joaquin Valley crude oil, includes six pumping stations
M-131, M-134, M-137 and M-146 Pipelines	Crude logistics	Provide connections to various sources of crude oils including Aera Ventura and waterborne varieties
Vernon & Atwood Terminals	Bulk gasoline and lubricant product distribution	Bulk gasoline and lubricant products distribution, storage and transfer facilities
M-141, M-145, M-3, L-42, M-119 and L-43 Pipelines	Product logistics	Provides product distribution outlets to LAX, Long Beach Harbor, Port of LA and the Vernon, Atwood and Southwest Area 1 Terminal
Refinery onsite tankage	Crude and products	~8.6 million shell-barrels of onsite storage capacity for crude, intermediate and finished product storage

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7 Attractive Purchase Price $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 R e fi n e ry Co st , $ /Com p le x it y -B a rr e l Denotes PBF Refinery

8 PBF’s Expected EBITDA Growth Chalmette Assumptions(3) Benchmark Crack ~LLS 3/2/1 @ $11 per barrel Reference Crude Differential ~$3.50 per barrel under LLS Throughput ~150,000 – 170,000 bpd ___________________________ 1) Adjusted 2016 consensus research estimates as of 6/30/15 excluding Chalmette Refining, LLC acquisition. Chalmette and Torrance expected EBITDA is based on a full calendar year of operations and PBF’s margin forecast, plus expected refinery and commercial optimization (figures are approximate) 2) See appendix for a reconciliation of the non-GAAP financial measures 3) Company assumptions are subject to change and may not reflect actual market conditions Torrance Assumptions(3) Benchmark Crack ~LA ANS 4/3/1 @ $15.50 per barrel Reference Crude Differential ~$6.50 per barrel under ANS Throughput ~140,000 – 150,000 bpd $850 $260 $360 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 PBF Base Chalmette Torrance PBF Pro Forma E x p e ct e d E B IT D A (1 ,2 ) ( $ m il li on s) $1,470

9 PBF’s Growing Industry Position 2,540 2,231 1,644 917 884 443 210 185 151 140 74 VLO PSX MPC TSO PBF* HFC ALJ CVI WNR DK NTI Total Throughput Capacity (kbpd) Weighted Average Nelson Complexity: 12.4 11.0 11.7 10.2 12.2 12.1 11.5 9.5 9.5 8.5 11.5  High-quality, diversified asset base with a weighted-average Nelson Complexity Index of 12.2*  Second-most complex independent refining system in the U.S.  Exposure to West Coast, Gulf Coast, Mid-continent and East Coast Markets*  Increased scale provides commercial opportunities and resilience * Includes the additions of both the Chalmette Refining, LLC and Torrance Refinery acquisitions which are expected to close in Q4-15 and Q2-16, respectively

10 PBF’s Diversified and Growing Refining System ___________________________ 1. Assuming successful close of the announced transactions to acquire Chalmette Refining, LLC and the Torrance Refinery Paulsboro Toledo Chalmette Torrance 884,000 barrels per day of throughput capacity in four PADDs(1) PADD 1 PADD 2 PADD 3 PADD 5 Delaware City PADD 4

Appendix

12 $ in millions (except where noted) PBF Energy Base Case Consensus Estimate Chalmette Projected Torrance Projected Pro Forma PBF Energy Net Income $320 $126 $195 $641 Add: Depreciation and amortization expense 200 15 30 245 Add: Interest expense 105 35 25 165 Add: Income tax expense @ 40% rate 225 84 110 419 EBITDA $850 $260 $360 $1,470 Non-GAAP Financial Measures Our management uses EBITDA (earnings before interest, income taxes, depreciation and amortization) as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to readily view operating trends, as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations, and in communications with our board of directors, creditors, analysts and investors concerning our financial performance. EBITDA is not a presentation made in accordance with U.S. generally accepted accounting principles (“GAAP”) and our computation of EBITDA may vary from others in our industry. EBITDA should not be considered as an alternative to operating income or net income as a measure of operating performance. In addition, EBITDA is not presented as, and should not be considered, an alternative to cash flows from operations as a measure of liquidity. EBITDA also has limitations as an analytical tool and should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP. Note – figures in table are estimates and subject to change based on actual operating performance, market conditions and other factors

13 Torrance Aerial Valero St. Charles Motiva Norco Motiva Convent Motiva Convent Marathon Garyville Motiva Convent Valero St. Charles Motiva Norco Phillips 66 Alliance

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